ALLEGIANT FUNDS
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


                   I, Audrey C. Talley, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of Allegiant Funds ("Allegiant");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Allegiant;

                  (3) That the Board of Trustees of Allegiant duly adopted the following resolutions at the Special Meeting of the Board of Trustees held on April 8, 2005:


APPROVAL OF THE ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND.
-----------------------------------------------------------

         A.       CREATION OF SHARES.

                  RESOLVED, that there is hereby established the Allegiant Multi-Factor Small Cap Value Fund (the "MFSCV Fund") series of shares of Allegiant;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:

                  Class of Shares Name of Class of Shares

                  Class FFF Allegiant Multi-Factor Small Cap Value Fund - Class I Shares

                  Class FFF - Special Series 1 Allegiant Multi-Factor Small Cap Value Fund - Class A Shares

                  Class FFF - Special Series 3 Allegiant Multi-Factor Small Cap Value Fund - Class C Shares

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class FFF, Class FFF - Special Series 1 and Class FFF - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class FFF shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class FFF Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class FFF Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class FFF Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class FFF Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class FFF share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class FFF Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class FFF Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class FFF shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class FFF shares; (ii) the expenses and liabilities of distribution fees payable under Allegiant's Distribution Plan for A and I Share Classes (the "A and I Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class FFF Shares;

                  (b) only the Class FFF - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class FFF - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class FFF - Special Series 1 shares; and

                  (c) only the Class FFF - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class FFF - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under Allegiant's C

                         Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class FFF - Special Series 3 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class FFF Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class FFF Group, except to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC"):

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class FFF shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class FFF shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class FFF shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class FFF shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class FFF shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and
                         (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class FFF - Special Series 1 shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class FFF - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class FFF - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class FFF - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class FFF - Special Series 1 shares;

                  (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class FFF - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class FFF - Special Series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class FFF - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
                         (ii) if said matter does not affect Class FFF - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class FFF - Special series 3 shares;

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the MFSCV Fund;

                  FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the MFSCV Fund to issue and redeem from time to time such shares representing interests in the MFSCV Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant;

                  FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

         B.       AUTHORIZATION OF OFFICERS TO MAKE NECESSARY FILINGS OF
                  ------------------------------------------------------
                  ALLEGIANT'S REGISTRATION STATEMENT WITH THE SEC.
                  ------------------------------------------------

                  RESOLVED, that the proper officers of Allegiant be, and they hereby are, authorized and directed to file, at a future date, one or more amendments to Allegiant's Registration Statement on Form N-1A, as filed with the SEC on behalf of Allegiant, describing the creation of the MFSCV Fund and the issuance of the MFSCV Fund's shares and including as exhibits such agreements and plans necessary for the creation of such MFSCV Fund and distribution of such MFSCV Fund's shares.

APPROVAL OF THE ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND.
----------------------------------------------------------

         C.       CREATION OF SHARES.

                  RESOLVED, that there is hereby established the Allegiant Multi-Factor Small Cap Core Fund (the "MFSCC Fund") series of shares of Allegiant;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:


                           Class of Shares           Name of Class of Shares

                  Class GGG                    Allegiant Multi-Factor Small Cap Core Fund - Class I Shares

                  Class GGG - Special Series 1 Allegiant Multi-Factor Small Cap Core Fund - Class A Shares

                  Class GGG - Special Series 3 Allegiant Multi-Factor Small Cap Core Fund - Class C Shares

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class GGG, Class GGG - Special Series 1 and Class GGG - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class GGG shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class GGG Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class GGG Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class GGG Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class GGG Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class GGG share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class GGG Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class GGG Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class GGG shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GGG shares; (ii) the expenses and liabilities of distribution fees payable under Allegiant's Distribution Plan for A and I Share Classes (the "A and I Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GGG Shares;

                  (b) only the Class GGG - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GGG - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GGG - Special Series 1 shares; and

                  (c) only the Class GGG - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GGG - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under Allegiant's C Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GGG
                         - Special Series 3 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class GGG Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class GGG Group, except to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC"):

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class GGG shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class GGG shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class GGG shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class GGG shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class GGG shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and
                         (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class GGG - Special Series 1 shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class GGG - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class GGG - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class GGG - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class GGG - Special Series 1 shares;

                  (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class GGG - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class GGG - Special Series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class GGG - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
                         (ii) if said matter does not affect Class GGG - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class GGG - Special Series 3 shares;


                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the MFSCC Fund;

                  FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the MFSCC Fund to issue and redeem from time to time such shares representing interests in the MFSCC Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant;

                  FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

         D.       AUTHORIZATION OF OFFICERS TO MAKE NECESSARY FILINGS OF
                  ------------------------------------------------------
                  ALLEGIANT'S REGISTRATION STATEMENT WITH THE SEC.
                  ------------------------------------------------

                  RESOLVED, that the proper officers of Allegiant be, and they hereby are, authorized and directed to file, at a future date, one or more amendments to Allegiant's Registration Statement on Form N-1A, as filed with the SEC on behalf of Allegiant, describing the creation of the MFSCC Fund and the issuance of the MFSCC Fund's shares and including as exhibits such agreements and plans necessary for the creation of such MFSCC Fund and distribution of such MFSCC Fund's shares.

APPROVAL OF THE ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND.
------------------------------------------------------------

A.                CREATION OF SHARES.

                  RESOLVED, that there is hereby established the Allegiant Multi-Factor Small Cap Growth Fund (the "MFSCG Fund") series of shares of Allegiant;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:


                  Class of Shares           Name of Class of Shares
                  Class HHH                 Allegiant Multi-Factor Small Cap Growth Fund - Class I Shares

                  Class HHH - Special Series 1 Allegiant Multi-Factor Small Cap Growth Fund - Class A Shares

                  Class HHH - Special Series 3 Allegiant Multi-Factor Small Cap Growth Fund - Class C Shares

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class HHH, Class HHH - Special Series 1 and Class HHH - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class HHH shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class HHH Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class HHH Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class HHH Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class HHH Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class HHH share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class HHH Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class HHH Group or such other shares by the

         Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class HHH shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HHH shares; (ii) the expenses and liabilities of distribution fees payable under Allegiant's Distribution Plan for A and I Share Classes (the "A and I Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HHH Shares;

                  (b) only the Class HHH - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HHH - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HHH - Special Series 1 shares; and

                  (c) only the Class HHH - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HHH - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under Allegiant's C Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HHH
                         - Special Series 3 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class HHH Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class HHH Group, except to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC"):

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class HHH shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class HHH shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class HHH shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class HHH shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class HHH shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and
                         (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class HHH - Special Series 1 shares shall be entitled to vote, except that
                         (i) if said matter affects shares of beneficial interest in Allegiant other than Class HHH - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class HHH - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class HHH - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class HHH - Special Series 1 shares;

                  (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class HHH - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class HHH - Special series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class HHH - Special series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
                         (ii) if said matter does not affect Class HHH - Special

                         Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class HHH - Special Series 3 shares;

                  FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the MFSCG Fund;

                  FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the MFSCG Fund to issue and redeem from time to time such shares representing interests in the MFSCG Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant;

                  FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

         B.       AUTHORIZATION OF OFFICERS TO MAKE NECESSARY FILINGS OF
                  ------------------------------------------------------
                  ALLEGIANT'S REGISTRATION STATEMENT WITH THE SEC.
                  -----------------------------------------------

                  RESOLVED, that the proper officers of Allegiant be, and they hereby are, authorized and directed to file, at a future date, one or more amendments to Allegiant's Registration Statement on Form N-1A, as filed with the SEC on behalf of Allegiant, describing the creation of the MFSCG Fund and the issuance of the MFSCG Fund's shares and including as exhibits such agreements and plans necessary for the creation of such MFSCG Fund and distribution of such MFSCG Fund's shares.

                  (4) That the Board of Trustees of Allegiant duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on May 17, 2005:

         APPROVAL OF CLASS R SHARES OF THE ALLEGIANT MULTI-FACTOR SMALL CAP
         ------------------------------------------------------------------
         VALUE FUND.
         -----------


                  RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as Class FFF - Special Series 5 shares;

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class FFF - Special Series 5 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class FFF shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class FFF Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class FFF Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class FFF Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class FFF Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class FFF share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class FFF Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class FFF Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees only the Class FFF - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class FFF - Special Series 5 shares; (iii) the expenses and liabilities of distribution fees payable under Allegiant's R Shares Distribution Plan (the "R Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class FFF - Special Series 5 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class FFF Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class FFF Group, except to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
         (i) and (iii) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class FFF - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class FFF - Special Series 5 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class FFF - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
         (ii) if said matter does not affect Class FFF - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class FFF - Special series 5 shares; and

                  FURTHER RESOLVED, that the aforesaid class and series of shares shall represent interests in Class R Shares of the Allegiant Multi-Factor Small Cap Value Fund (the "MFSCV Fund").

         APPROVAL OF CLASS R SHARES OF THE ALLEGIANT MULTI-FACTOR SMALL CAP CORE
         -----------------------------------------------------------------------
         FUND.
         ----


                  RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as Class GGG - Special Series 5 shares;

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class GGG - Special Series 5 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class GGG shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class GGG Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class GGG Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class GGG Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class GGG Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class GGG share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class GGG Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class GGG Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees: only the Class GGG - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GGG - Special Series 5 shares; (iii) the expenses and liabilities of distribution fees payable under the R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GGG - Special Series 5 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class GGG Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class GGG Group, except to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
         (i) and (iii) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class GGG - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class GGG - Special Series 5 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class GGG - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
         (ii) if said matter does not affect Class GGG - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class GGG - Special series 5 shares; and

                  FURTHER RESOLVED, that the aforesaid class and series of shares shall represent interests in Class R Shares of the Allegiant Multi-Factor Small Cap Core Fund (the "MFSCC Fund").

          APPROVAL OF CLASS R SHARES OF THE ALLEGIANT MULTI-FACTOR SMALL CAP
          ------------------------------------------------------------------
          GROWTH FUND.
          -----------


                  RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as Class HHH - Special Series 5 shares;

                  FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class HHH - Special Series 5 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class HHH shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class HHH Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class HHH Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class HHH Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class HHH Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class HHH share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class HHH Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class HHH Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees: only the Class HHH - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HHH - Special Series 5 shares; (iii) the expenses and liabilities of distribution fees payable under the R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HHH - Special Series 5 shares;

                  FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class HHH Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class HHH Group, except to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
         (i) and (iii) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class HHH - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class HHH - Special Series 5 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class HHH - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and
         (ii) if said matter does not affect Class HHH - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class HHH - Special series 5 shares; and

                  FURTHER RESOLVED, that the aforesaid class and series of shares shall represent interests in Class R Shares of the Allegiant Multi-Factor Small Cap Growth Fund (the "MFSCG Fund").

          AUTHORIZATION OF OFFICERS TO MAKE NECESSARY FILINGS OF ALLEGIANT'S
          ------------------------------------------------------------------
          REGISTRATION STATEMENT WITH THE SEC.
          -----------------------------------


                  RESOLVED, that the filing with the SEC on May 11, 2005, of a Post-Effective Amendment to Allegiant's Registration Statement on Form N-1A, describing the creation of the MFSCV Fund, MFSCC Fund and MFSCG Fund (each, a "MFSC Fund" and together, the "MFSC Funds") and Class R Shares of the MFSC Funds be, and it hereby is, ratified, confirmed and approved; and

                  FURTHER RESOLVED, that the proper officers of Allegiant be, and they hereby are, authorized and directed to file, at a future date, such additional amendments to Allegiant's Registration Statement on Form N-1A, as filed with the SEC on behalf of Allegiant, relating to the creation of Class R Shares of the MFSC Funds and the issuance of such shares and including as exhibits such agreements and plans necessary for the creation of and distribution of such MFSC Funds' shares.

                                                     /s/ Audrey C.Talley
                                                     -------------------
                                                     Audrey C. Talley


Dated:   July 19, 2005


Subscribed and sworn to before
me this 19th day of July, 2005


                       Joanne M. McClellan
                       -------------------
                             Notary Public